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                                                                    EXHIBIT 10.2

                        UNCONDITIONAL GUARANTY AGREEMENT

         THIS UNCONDITIONAL GUARANTY AGREEMENT ("Guaranty") dated November 6, 2003, is executed and delivered by PETROQUEST ENERGY, INC., a Delaware corporation ("Guarantor"), to MACQUARIE AMERICAS CORP., a Delaware corporation, as administrative agent ("Administrative Agent") for the benefit of the Lenders under the Credit Agreement (defined below). Capitalized terms used but not defined in this Guaranty have the meanings given them in the Credit Agreement (defined herein).

                                   BACKGROUND

         A. Guarantor is the parent of PetroQuest Energy, L.L.C., a Louisiana limited liability company ("Borrower"), a party to that certain $20,000,000 Senior Second Lien Secured Credit Agreement dated November 6, 2003 (as may be amended from time to time, the "Credit Agreement") among Borrower, Administrative Agent and the Lenders party thereto from time to time ("Lenders"). The Obligations of Borrower under the Credit Agreement are secured by the Security Documents and the liens, security interests and collateral assignment arising under and evidenced by those documents.

         B. As a condition to the making of an Advance to Borrower under the Credit Agreement, the Lenders require that Guarantor unconditionally guarantee to Administrative Agent, for the ratable benefit of the Lenders, the full and final payment and performance of the Obligations of Borrower.

         C. Guarantor will benefit, directly or indirectly, from the making of the Term Loan to Borrower by the Lenders under the terms and conditions of the Credit Agreement and the other Loan Documents.

                                   AGREEMENTS

         For and in consideration of the financial accommodations made and to be made to Borrower by the Lenders under the Credit Agreement or otherwise and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Guarantor and Administrative Agent agree as follows:

                                    ARTICLE I
                             PAYMENT AND PERFORMANCE

         Section 1.1 Guaranty of Payment. Guarantor unconditionally guarantees to Administrative Agent, for the ratable benefit of the Lenders, the payment of the Obligations when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Loan Documents. This Guaranty is irrevocable, unconditional and absolute, and if for any reason any portion of the Obligations is not paid promptly when due, Guarantor will immediately pay the full amount owed to Administrative Agent and/or the other Persons to whom such amount is owed, regardless of any defense, right of set-off or counterclaim Borrower may have or assert, and regardless of whether Administrative Agent or any other Person has taken any steps to enforce any rights against Borrower or any other Person to collect such sum, and regardless of any other condition or contingency. This Guaranty will also cover interest on the Obligations (as provided for

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in the Loan Documents) and all reasonable expenses (including attorneys' fees)
incurred by Administrative Agent or the Lenders in enforcing the payment of the Obligations as provided for in the Loan Documents and the performance of this Guaranty.

         Section 1.2 Guaranty of Performance. Guarantor unconditionally guarantees to Administrative Agent, for the ratable benefit of the Lenders, that Borrower will perform and observe each agreement, covenant, warranty, term and condition in the Loan Documents including any indemnity provisions to be performed or observed by Borrower, and, upon Borrower's failure to do so, Guarantor will promptly perform and observe, or will cause to be promptly performed and observed, each such agreement, covenant, warranty, term or condition.

         Section 1.3 Guaranty Not Affected by Actions Under Loan Documents. The obligations, covenants, agreements and duties of Guarantor under this Guaranty will in no way be affected or impaired by the occurrence from time to time of any of the following with respect to the Loan Documents, without the necessity of any notice to, or further consent of, Guarantor:

                  (a) the release or waiver, by operation of law or otherwise, of the performance or observance by Borrower or any co-guarantor, surety, endorser or other obligor (collectively, an "Obligor") of any express or implied agreement, covenant, term or condition in any of the Loan Documents to be performed or observed by such party;

                  (b) the extension of the time for the payment of all or any portion of the Obligations or any other sums payable under the Loan Documents or the extension of time for the performance of any other obligation under, arising out of, or in connection with any of the Loan Documents;

                  (c) the supplementation, modification or amendment (whether material or otherwise) of any of the Loan Documents or any of the Obligations of Borrower or the obligations of Guarantor or any other Obligor under, arising out of or in connection with any of the Loan Documents;

                  (d) any failure, omission, delay or lack of diligence on the part of Administrative Agent, or any other Person to enforce, assert or exercise any right, privilege, power or remedy conferred on Administrative Agent or any other Person in any of the Loan Documents, or any action on the part of Administrative Agent or such other Person granting indulgence or extension of any kind;

                  (e) the release of any Collateral under any Mortgage, any other Security Document or any of the other Loan Documents, or the release, modification, waiver or failure to enforce any pledge, security device, insurance agreement, bond or other guaranty, surety or indemnity agreement whatsoever;

                  (f) the release, modification, waiver or failure to enforce any right, benefit, privilege or interest under any contract or agreement, under which the rights of Borrower or any other Obligor have been collaterally or absolutely assigned, or in which a security interest has been granted, to Administrative Agent as direct or indirect security for payment or performance of any Obligations;

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                  (g)      the voluntary or involuntary liquidation,
         dissolution, sale of any collateral, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, Borrower, or any other Obligor or any of the assets of Borrower or of any other Obligor or any allegation or contest of the validity of this Guaranty in any such proceeding;

                  (h) any invalidity of or defect or deficiency in any of the Loan Documents or failure to acquire, perfect or maintain perfection of any lien on or security interest in any collateral securing payment or performance of all or any portion of (i) the Obligations, (ii) any other Person's obligations under any of the Loan Documents or (iii) the obligations of Guarantor under this Guaranty;

                  (i) the settlement or compromise of any obligation guaranteed by or incurred in connection with this Guaranty;

                  (j) the failure to give notice to Guarantor of the occurrence of an event of default under the Loan Documents;

                  (k) any defense based upon any legal disability of Borrower or, to the extent permitted by law, any release, discharge, reduction or limitation of or with respect to any sums owing by Borrower or any other liability of Borrower to Administrative Agent or any Lender or their Affiliates;

                  (l) to the extent permitted by law, the release or discharge by operation of law of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty;

                  (m) the default or failure of Guarantor fully to perform any of its obligations set forth in this Guaranty; or

                  (n) any change in the corporate structure, existence or ownership of Guarantor or Borrower.

         Section 1.4 Waiver of Certain Rights. Guarantor hereby waives marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and demands, collection suit and the taking of any other action by Administrative Agent.

         Section 1.5 Obligations of Guarantor are Severable. This is a guaranty of payment and not of collection, and Guarantor waives any right to require that any action be brought against Borrower or any other Person. If Administrative Agent seeks to enforce the obligations of Guarantor under this Guaranty by action in any court, Guarantor waives any necessity, substantive or procedural, that a judgment be previously rendered against Borrower or any other Person or that Borrower or any other Person be joined in that cause or that a separate action be brought against Borrower or any other Person. The obligations of Guarantor under this Guaranty are several from the Obligations of Borrower or the obligations of any other Person, including any other Obligor, and

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are primary obligations of Guarantor and on which it is the principal obligor.
All waivers in this Section 1.5 are and will be without prejudice to Administrative Agent to proceed, at its option, against Borrower or any other Person, whether by separate action or by joinder. Guarantor agrees that this Guaranty cannot be discharged except by (a) the full and final payment of the Obligations, (b) the termination of all obligations, if any, of Administrative Agent or any other Lender to make any Advance or extend any other accommodation (financial or otherwise) to or on behalf of Borrower and (c) the complete performance of all obligations of Guarantor arising under or in connection with this Guaranty.

         Section 1.6 No Right of Subrogation Until Guaranty Terminates. Notwithstanding any payment or payments made by Guarantor under this Guaranty or any set-off or application of any funds of Guarantor by Administrative Agent, Guarantor will not be entitled to be subrogated to any of the rights of Administrative Agent or any Lender against Borrower or any collateral, security rights or rights of offset held by Administrative Agent or any Lender for the payment of the Obligations until all amounts owing to Lenders by Borrower for or on account of the Obligations are paid in full and this Guaranty has terminated.

         Section 1.7 All Credit Granted in Reliance On Guaranty. All Advances, extensions of credit and other financial accommodations made or to be made to Borrower by Administrative Agent or any of the other Lenders under the Credit Agreement or any of the other Loan Documents will be conclusively presumed to have been made in acceptance of and in reliance on this Guaranty.

         Section 1.8 Information. Guarantor assumes responsibility for being and remaining informed of the financial condition of Borrower, and of all other circumstances bearing upon the risk of nonpayment of amounts owing under the Loan Documents, and agrees that neither Borrower nor the Lenders shall have any duty to advise Guarantor of information known to it regarding such condition or any such circumstances.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Guarantor warrants and represents that:

         Section 2.1 Organization; Good Standing. Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority to carry on its business as presently conducted and to enter into and perform its obligations under this Guaranty and each instrument given to secure this Guaranty. The execution, delivery and performance by Guarantor of this Guaranty and each instrument given to secure this Guaranty have each been duly authorized by all necessary company action.

         Section 2.2 Binding Obligations. This Guaranty and each instrument given to secure this Guaranty have each been duly and validly executed, issued and delivered by Guarantor, and each constitutes the valid and legally binding obligations of Guarantor, enforceable in accordance with its terms except as the enforceability thereof may be limited or affected by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally and by general equitable principles.

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         Section 2.3 No Violation. The execution, delivery and performance of this Guaranty and of each instrument given to secure this Guaranty do not and will not (1) violate any applicable law; (2) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which Guarantor is now a party or by which Guarantor or any of its properties may be bound; (3) result in the creation of any lien, charge or encumbrance upon any of Guarantor's property or assets; (4) violate Guarantor's Charter Documents; or (5) except as required by any applicable law, require (a) any consent of any other Person or (b) any consent, license, permit, authorization or other approval of, any giving of notice to, any exemption by, any registration, declaration or filing with, or any taking of any other action in respect of, any court, arbitrator, administrative agency or other Governmental Authority.

         Section 2.4 Litigation. Except as disclosed in the Credit Agreement and the schedules thereto, there is no action, suit or proceeding pending or, to the best of Guarantor's knowledge, threatened against or affecting Guarantor, at law or in equity, or before or by any Governmental Authority, which might result in any material adverse change in Guarantor's business or financial position or in Guarantor's interest in any of its properties.

         Section 2.5 Accuracy of Information. All information supplied and statements made to Administrative Agent or the Lenders by or on behalf of Guarantor prior to, contemporaneously with or subsequent to the execution of this Guaranty are and shall be true, correct, complete, valid and genuine.

         Section 2.6 No Defaults. To its knowledge, Guarantor is not in default with respect to any applicable law or in the payment of any indebtedness for borrowed money or under the terms or provisions of any agreement or instrument evidencing or securing any such indebtedness.

         Section 2.7 Benefits. The execution and delivery of this Guaranty to Administrative Agent will benefit, directly or indirectly, Guarantor.

         Section 2.8 Accuracy of Representations of Guarantor. No representation or warranty contained in this Guaranty and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished by or on behalf of Guarantor to Administrative Agent or the Lenders contains (or will contain) any untrue statement of material fact, or omits (or will omit) to state a material fact necessary to make the statements contained herein or therein not misleading.

         Section 2.9 No Unusual Agreements. Guarantor is not a party to any contract or agreement which materially and adversely affects its business, property, assets or financial condition.

         Section 2.10 Solvency. Guarantor is solvent and will continue to be solvent after giving effect to the transactions hereunder.

         Section 2.11 Intercreditor Agreement. The rights and remedies that the Administrative Agent and the Lenders may have under this Guaranty shall be subject to the terms and conditions of the Subordination and Intercreditor Agreement, dated November 6, 2003, among Administrative Agent, Guarantor and Bank One, NA.

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         Section 2.12 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower arising as a result of subrogation or otherwise as a result of Guarantor's payment of all or a portion of the Obligations. Until the Obligations shall be paid and satisfied in full, Guarantors shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

                                  ARTICLE III
                              COVENANTS OF GUARANTY

         Guarantor covenants and agrees that, until termination of this Guaranty, it will and, if necessary, will enable Borrower to, fully comply with those covenants and agreements set forth in the Credit Agreement.

                                   ARTICLE IV
                                   TERMINATION

         This Guaranty shall terminate and be of no further force and effect upon (a) the full and final payment of the Obligations, (b) the termination of all obligations, if any, of Administrative Agent or any Lender to make any Advance or extend any other accommodation (financial or otherwise) to or on behalf of Borrower and (c) the complete performance of all obligations of Guarantor arising under or in connection with this Guaranty. If any monies paid to Administrative Agent or any Lender by or on behalf of Borrower are recovered from Administrative Agent or such Lender for any reason, Guarantor shall pay all such sums to Administrative Agent or such Lender on demand, together with interest thereon from date of recovery until paid at the same rate provided in the Term Note for interest on past due principal.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.1 Subsidiaries of Guarantor.

                  (a)      Subsidiaries as Guarantors. Except as provided in
         Section 5.1(b) below, Guarantor shall, upon the request of Administrative Agent, cause any current or future subsidiary of Guarantor or Borrower to execute and deliver to Administrative Agent a guaranty substantially in the form of this Guaranty.

                  (b) POG Not a Guarantor; Etc. Notwithstanding Section 5.1(a) above, PetroQuest Oil & Gas, L.L.C., a Louisiana limited liability company ("POG"), will not be required to become a guarantor of the Obligations. Guarantor represents and warrants to Administrative Agent that (i) Guarantor is the sole member of POG and (ii) the assets of POG are comprised solely of legal title to oil, gas and other mineral interests owned

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         exclusively for the benefit of Persons other than Guarantor, Borrower and their respective affiliates. Guarantor shall not allow any other Person to become a member of POG. Guarantor shall not, and shall not cause or permit Borrower or any Person who becomes a guarantor of the Obligations under Section 5.1(a) above to, transfer any assets to or assume or discharge any of the liabilities of POG. Guarantor shall, at the request of Administrative Agent, promptly take any other action or enter into any other agreement necessary, in the sole and absolute discretion of Administrative Agent, to segregate the assets and liabilities of POG from those of Guarantor, Borrower and any other Person who becomes a guarantor of the Obligations under Section 5.1(a) above.

         Section 5.2 Assignment. All guarantees, warranties, representations, covenants and agreements contained in this Guaranty shall bind the successors, assigns, receivers, trustees and representatives of Guarantor and shall inure to the benefit of Administrative Agent, its successors and assigns, and any holder of the Obligations or any part thereof. Guarantor shall not assign its obligations hereunder without the prior written consent of Administrative Agent.

         Section 5.3 Waiver of Certain Rights. By its execution hereof, to the extent such laws and rules could be deemed to be applicable to this Guaranty, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of Texas, including, without limitation, any rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code.

         Section 5.4 Amendment. This Guaranty will be amended, waived (in whole or in part) or otherwise modified only by an agreement in writing signed by all the parties to this Guaranty.

         Section 5.5 Notices. Any notice, demand or document which either party is required or may desire to give hereunder shall be in writing and, except to the extent provided in the other provisions of this Agreement, given by messenger, telecopy or other electronic transmission, or United States registered or certified mail, postage prepaid, return receipt requested, addressed to such party at its address and telecopy number shown below, or at such other address as either party shall have furnished to the other by notice given in accordance with this provision:

         If to Guarantor:

         PetroQuest Energy, L.L.C.
         400 E. Kaliste Saloom Rd., Suite 6000
         Lafayette, Louisiana 70508
         Attention:  Michael O. Aldridge
         Telephone:  (337) 232-7028
         Telecopy:   (337) 232-0044

         with a copy to:

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         PetroQuest Energy, L.L.C.
         400 E. Kaliste Saloom Rd., Suite 6000
         Lafayette, Louisiana 70508
         Attention:  Daniel G. Fournerat
         Telephone:  (337) 232-7028
         Telecopy:   (337) 232-0044

         If to Administrative Agent, as Administrative Agent:

         Two Allen Center, Suite 1140
         1200 Smith
         Houston, Texas 77002
         Attention: Michael Sextro
         Telephone:(713) 986-3600
         Telecopy:(713) 986-3610

         with a copy to:

         Two Allen Center, Suite 1140
         1200 Smith
         Houston, Texas 77002
         Attention: Alma Torres
         Telephone:(713) 986-3600
         Telecopy:(713) 986-3610

Any notice delivered or made by messenger, telecopy, or United States mail shall be deemed to be given on the date of actual delivery as shown by messenger receipt, the addressor's telecopy machine confirmation or other verifiable electronic receipt, or the registry or certification receipt. Administrative Agent need not delay action on notice transmitted orally by an authorized officer of Guarantor to Administrative Agent until receipt of written confirmation of such notice. In the event that a discrepancy exists between the notice received by Administrative Agent orally and the written confirmation, or in the absence of a written confirmation, the oral notice, as understood by Administrative Agent will be deemed the controlling and proper notice.

         Section 5.6 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

         Section 5.7 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE TERM NOTE, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED THEREBY, BEFORE OR AFTER MATURITY.

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         Section 5.8 No Usurious Interest. It is the intention of the parties hereto to comply strictly to usury laws applicable to Administrative Agent. Interest on the Obligations is expressly limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of the Term Note or otherwise, shall the interest taken, reserved, contracted for, charged or received by Administrative Agent exceed the maximum amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provisions of this Guaranty, the Term Note or the other Security Documents or of any other document evidencing, securing or pertaining to the indebtedness evidenced by the Term Note, at the time performance of such provision shall be due, would be usurious under applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity so that the aggregate consideration which constitutes interest that is contracted for, taken, reserved, charged for, or received shall not exceed the maximum amount allowed by applicable law and such amount that would otherwise be excessive interest shall be applied to the reduction of the principal amount owing under the Term Note or on account of any other indebtedness of the Borrower or Guarantor to Administrative Agent, or if principal of the Term Note and such other indebtedness has been paid in full, refunded to the Borrower or Guarantor, as applicable. In determining whether or not the interest paid or agreed to be paid for the use, forbearance, or detention of sums hereunder exceeds the highest lawful rate, the Borrower and Administrative Agent shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the highest lawful rate, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

         Section 5.9 FINAL AGREEMENT. THIS GUARANTY AND THE SECURITY DOCUMENTS TO WHICH GUARANTOR IS A PARTY REPRESENT THE FINAL AGREEMENT BETWEEN GUARANTY AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

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         IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be duly executed and delivered as of the date first above written.

                                                  GUARANTOR:

                                                  PETROQUEST ENERGY, INC.,
                                                  a Delaware corporation

                                                  By: /s/ MICHAEL O. ALDRIDGE
                                                     ---------------------------
                                                       Michael O. Aldridge
                                                       Treasurer

                    THIS IS A SIGNATURE PAGE TO THE GUARANTY

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                                                  ADMINISTRATIVE AGENT:

                                                  MACQUARIE AMERICAS CORP.,
                                                  a Delaware corporation, as
                                                  Administrative Agent

                                                  By: /s/ BRIAN B. HUGHES
                                                      -------------------------
                                                      Brian B. Hughes
                                                      Division Director

                                                  By: /s/ STEPHEN LYONS
                                                      -------------------------
                                                      Stephen Lyons
                                                      Division Director, Legal

                    THIS IS A SIGNATURE PAGE TO THE GUARANTY